                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                       Date of Report:  June 23, 1997



                        BUTLER MANUFACTURING COMPANY



                        BMA Tower - Penn Valley Park
                           Post Office Box 419917
                      Kansas City, Missouri  64141-0917
                            Phone: (816) 968-3000

                    Incorporated in the State of Delaware

                        Commission File No. 001-12335

               IRS Employer Identification Number:  44-0188420





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                                    INDEX



                                                                      Page No.
INFORMATION INCLUDED IN FORM 8-K REPORT

ITEM 2.    Acquisition or Disposition of Assets                              3

ITEM 7.    Financial Statements and Exhibits                                 3

      (b)  Pro Forma Financial Information of Butler Manufacturing Company

           Condensed Consolidation Financial Statements (unaudited):

           Consolidated Statement of Operations for the Three Month Period
           Ended March 31, 1997                                              4

           Consolidated Statement of Operations for the Twelve Month Period
           Ended December 31, 1996                                           5

           Consolidated Balance Sheet as of March 31, 1997                   6

      (c)  Exhibits                                                          7





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Item 2. Acquisition or Disposition of Assets

     On June 23, 1997, Butler Manufacturing Company (the "Company") sold the business and substantially all of the assets and liabilities used in the business of the Grain Systems Division, an unincorporated division of the Company, to CTB, Inc., a privately owned company in Indiana, for an agreed upon price of approximately $34 million in cash. The net cash proceeds of approximately $24 million will be used to fund investments in Butler's core building products businesses and share repurchases, which will be made from time to time in the open market or in private negotiated transactions.

     The sale was consummated pursuant to the Asset Purchase Agreement (the "Agreement") dated March 31, 1997 which provides for an adjustment of the cash portion of the purchase price after the date of close based on changes in the net asset value at the date of close from a targeted net asset value of $10.1 million. The Agreement is attached as Exhibit 2.

     The purchased assets include the business of the Grain Division, all account and trade receivables, prepaid items, inventories, factory machinery and equipment, all office furniture and furnishings, all patents and trademarks used exclusively by the Grain Division, leasehold interests in real estate and personal property, all books and records of the division, and the assumption of certain liabilities of the business. CTB, Inc. is licensed to use the Butler oval trademark and "Butler" trademark for two years and three years, respectively with respect to the business acquired.



ITEM 7. Financial Statements and Exhibits

     (b)  Pro Forma Financial Information of Butler Manufacturing Company

     The following pro forma consolidated statements of operations of the Company is intended to show the effects of the transaction as described in Item 2 above for the year ended December 31, 1996 and the three months ended March 31, 1997 as if it had occurred on January 1, 1996 and January 1, 1997, respectively. A consolidated balance sheet for the Company as of March 31, 1997 is presented to show the effects of the transaction as if it had occurred on March 31, 1997.



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                        BUTLER MANUFACTURING COMPANY
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


THREE MONTHS ENDED MARCH 31, 1997
---------------------------------

                                           Historical      Pro Forma        As
                                          (Unaudited) Adjustments(a)  Adjusted
                                          ----------  -------------- ----------
Net sales                                 $  188,102   $   (6,575)   $  181,527
Cost of sales                                156,025       (4,977)      151,048
                                          ----------   ----------    ----------
  Gross profit                                32,077       (1,598)       30,479
Selling, general and administrative costs     27,427         (639)       26,788
                                          ----------   ----------    ----------
  Operating income                             4,650         (959)        3,691

International joint venture income (loss)        156          ---           156
Other income (expense), net                     (290)         (26)         (316)
                                          ----------   ----------    ----------
  Expense before interest and taxes (loss)     4,516         (985)        3,531

Interest expense                               1,279         (389)          890
                                          ----------   ----------    ----------
  Pretax earnings                              3,237         (596)        2,641

Income tax expense (benefit)                   1,341         (238)        1,103
                                          ----------   ----------    ----------
  Net earnings (loss)                     $    1,896   $     (358)   $    1,538
                                          ==========   ==========    ==========
Earnings (loss) per common share          $      .25   $     (.05)   $      .20
                                          ==========   ==========    ==========
Common share equivalents-average
  outstanding                              7,671,458    7,671,458     7,671,458



(a) To reflect: 1. The sale of the Grain Division as if it had occurred on January 1, 1997, therefore excluding the financial results of that division in the "As Adjusted" column in the above statement. 2. The reduction of interest expense related to the repayment of short-term borrowings from the $24.2 million net proceeds of the sale.



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




                        BUTLER MANUFACTURING COMPANY
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




TWELVE MONTHS ENDED DECEMBER 31, 1996
-------------------------------------


                                                          Pro Forma          As
                                          Historical  Adjustments(a)   Adjusted
                                          ----------  -------------- ----------
Net sales                                 $  870,162   $  (41,693)   $  828,469
Cost of sales                                714,116      (32,301)      681,815
                                          ----------   ----------    ----------
  Gross profit                               156,046       (9,392)      146,654
Selling, general and administrative costs    106,548       (3,335)      103,213
                                          ----------   ----------    ----------
  Operating income                            49,498       (6,057)       43,441

International joint venture income (loss)       (137)         ---          (137)
Other income (expense), net                      987          802         1,789
                                          ----------   ----------    ----------
  Expense before interest and taxes (loss)    50,348       (5,255)       45,093

Interest expense                               4,344         (424)        3,920
                                          ----------   ----------    ----------
  Pretax earnings                             46,004       (4,831)       41,173

Income tax expense (benefit)                  20,241       (1,932)       18,309
                                          ----------   ----------    ----------
  Net earnings (loss)                     $   25,763   $   (2,899)   $   22,864
                                          ==========   ==========    ==========
Earnings (loss) per common share          $     3.35   $     (.38)   $     2.97
                                          ==========   ==========    ==========
Common share equivalents-average
  outstanding                              7,692,803    7,692,803     7,692,803


(a) To reflect: 1. The sale of the Grain Division as if it had occurred on January 1, 1996, therefore excluding the financial results of that division in the "As Adjusted" column in the above statement. 2. The reduction of interest expense related to the repayment of short-term borrowings from the $24.2 million net proceeds of the sale and interest income related to the investment of cash during the period when the Company had no outstanding short-term debt.



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                        BUTLER MANUFACTURING COMPANY
                    PRO FORMA CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



AS OF MARCH 31, 1997
--------------------


                                          Historical      Pro Forma          As
                                          (Unaudited) Adjustments(a)   Adjusted
                                          ----------  -------------- ----------
Assets:
  Cash and equivalents                    $       14   $    9,500    $    9,514
  Receivables, net                            98,598       (1,901)       96,697
  Inventories                                 67,931       (8,025)       59,906
  Real estate developments in progress        38,516          ---        38,516
  Prepaid income taxes                         8,878          ---         8,878
  Other current assets                         7,800          (12)        7,788
                                          ----------    ---------    ----------
     Total current assets                    221,737         (438)      221,299

  Investments and other assets                27,792          ---        27,792
  Assets held for sale                        13,260          ---        13,260
  Property, plant and equipment, net          80,823       (4,046)       76,777
                                          ----------    ---------    ----------
     Total assets                         $  343,612    $  (4,484)   $  339,128
                                          ==========    =========    ==========

Liabilities and shareholders' equity
  Notes payable                           $   36,260    $ (24,248)   $   12,012
  Current portion of long-term debt            5,712          ---         5,712
  Accounts payable                            64,174       (1,458)       62,716
  Dividends payable                              910          ---           910
  Accrued liabilities                         48,940         (919)       48,021
  Taxes on income                              9,175        8,956        18,131
                                          ----------    ---------    ----------
     Total current liabilities               165,171      (17,669)      147,502

  Deferred income taxes                        3,837          ---         3,837
  Other non-current liabilities                9,813          ---         9,813
  Long-term debt                              39,243          ---        39,243
  Shareholders' equity                       125,548       13,185       138,733
                                          ----------    ---------     ---------
     Total liabilities and equity         $  343,612    $  (4,484)    $ 339,128
                                          ==========    =========     =========

(a) To reflect: 1. The sale of the Grain Division as if it had occurred on March 31, 1997 therefore excluding the assets and liabilities of that division in the "As Adjusted" column in the above statement. 2. The $24.2 million net proceeds of the sale used to repay short-term debt. 3. The investments of cash during the period when the Company had no outstanding short-term debt.


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      (c)  Exhibits
      -------------
             (2) Asset Purchase Agreement, dated March 31, 1997, between Butler Manufacturing Company (seller) and CTB, Inc. (purchaser).

             (20) Press release of the Company dated June 23, 1997.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Butler Manufacturing Company

      July 3, 1997              /s/ John J. Holland
----------------------------    -------------------------------
Date                            John J. Holland
                                Vice President - Finance
                                and Chief Financial Officer



      July 3, 1997              /s/Richard O. Ballentine
----------------------------    -------------------------------
Date                            Richard O. Ballentine
                                Vice President - General
                                Counsel and Secretary












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